Schedule of Investments (See Note 3)(Unaudited)

Salient MLP & Energy Infrastructure Fund

March 31, 2021

	Shares	Value (See Note 2)
Master Limited Partnerships- 22.2%(a)
Crude & Refined Products- 8.4%
United States- 8.4%
Genesis Energy LP(b)	1,445,956	$13,505,229
MPLX LP	1,026,990	26,321,753
NuStar Energy LP	276,476	4,724,975
Phillips 66 Partners LP	50,685	1,605,194
Shell Midstream Partners LP	369,035	4,922,927

		51,080,078
Gathering & Processing- 1.2%
United States- 1.2%
Crestwood Equity Partners LP	18	503
Western Midstream Partners LP(b)	397,185	7,383,669

		7,384,172
Natural Gas Pipelines & Storage- 11.8%
United States- 11.8%
DCP Midstream LP(b)	270,020	5,848,633
Energy Transfer LP	4,238,906	32,554,798
Enterprise Products Partners LP	1,514,770	33,355,236

		71,758,667
Renewable Energy Infrastructure- 0.8%
United States- 0.8%
Enviva Partners LP	94,023	4,544,131

Total Master Limited Partnerships (Cost $105,091,325)
		134,767,048

MLP Related Companies- 76.3%
Crude & Refined Products- 10.6%
Canada- 7.0%
Enbridge, Inc.	1,012,544	36,856,602
Gibson Energy, Inc.	330,626	5,859,028

		42,715,630
United States- 3.6%
Marathon Petroleum Corp.(b)	15,235	814,920
Phillips 66	32,477	2,648,175
Plains GP Holdings LP, Class A	1,639,622	15,412,447
Valero Energy Corp.	38,492	2,756,027

		21,631,569
Energy- 3.2%
United States- 3.2%
Plug Power, Inc.(c)	64,526	2,312,612
Sunnova Energy International, Inc.(b)(c)	158,334	6,463,194
Sunrun, Inc.(c)	120,808	7,306,468
TPI Composites, Inc.(c)	60,270	3,401,036

		19,483,310
Gathering & Processing- 8.9%
United States- 8.9%
Antero Midstream Corp.	1,158,636	10,462,483
Crestwood Equity Partners LP- Pipe(c)(d)	535,213	13,637,227
Targa Resources Corp.(b)	951,398	30,206,887

		54,306,597
Industrial- 1.1%
United States- 1.1%
Bloom Energy Corp., Class A(c)	254,710	$6,889,905

	Shares	Value (See Note 2)
Natural Gas Pipelines & Storage- 35.7%
Canada- 12.5%
Keyera Corp.	1,221,728	25,393,121
Pembina Pipeline Corp. (CAD)	674,748	19,490,214
TC Energy Corp.	672,272	30,756,444

		75,639,779
United States- 23.2%
Cheniere Energy, Inc.(b)(c)	786,136	56,609,653
Equitrans Midstream Corp.	2,987,485	24,377,878
Kinder Morgan, Inc.	1,395,066	23,227,849
ONEOK, Inc.	184,714	9,357,611
Williams Cos., Inc.	1,163,321	27,559,075

		141,132,066
Other Energy & Infrastructure- 2.0%
United States- 2.0%
Rattler Midstream LP	1,174,913	12,489,325

Renewable Energy Infrastructure- 10.8%
Canada- 1.5%
AltaGas, Ltd.	547,120	9,116,490

Israel- 1.6%
SolarEdge Technologies, Inc.(b)(c)	33,382	9,595,322

United States- 7.7%
Enphase Energy, Inc.(c)	144,311	23,401,472
NextEra Energy Partners LP	299,356	21,817,065
Shoals Technologies Group, Inc.(c)	46,674	1,623,322

		46,841,859
Renewables- 4.0%
United States- 4.0%
Climate Real Impact Solutions II Acquisition Corp.(c)	90,845	908,450
Decarbonization Plus Acquisition Corp. II(c)	197,532	1,987,172
ECP Environmental Growth Opportunities Corp.(c)	369,197	3,703,046
First Reserve Sustainable Growth Corp.(c)	271,910	2,728,617
Hennessy Capital Investment Corp. V(c)	52,920	535,550
Northern Genesis Acquisition Corp. II(c)	40,495	414,669
Power & Digital Infrastructure Acquisition Corp.(c)	295,362	2,989,063
Spartan Acquisition Corp. III(c)	220,199	2,208,596
Switchback II Corp.(c)	130,464	1,328,124
Tortoise Acquisition Corp. A(c)	422,157	4,622,619
Tortoise Acquisition Corp. II(c)	221,117	2,613,603

		24,039,509

Total MLP Related Companies (Cost $377,122,184)		463,881,361

Total Investments- 98.5% (Cost $482,213,509)		$598,648,409
Other Assets and Liabilities- 1.5%		8,899,536

Total Net Assets- 100.0%		$607,547,945

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	The security is considered a non-income producing security as the dividends received during the last 12 months are treated as return of capital per the Generally Accepted Accounting Principles.

(b)

All or a portion of this security is pledged as collateral for the written call options. As of March 31, 2021, the total fair value of securities pledged as collateral for the written call options is $22,723,560, representing 3.7% of net assets.

(c)	Non-income producing security.
(d)

Crestwood Equity Partners LP is a PIPE and is a restricted security exempt from the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See Note 1(f) in the Notes to Financial Statements for further information.

Investment Abbreviations:

CAD – Canadian Dollar

LP – Limited Partnership

PIPE - Private Investment in Public Equity

Written Call Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
Cheniere Energy, Inc.	Morgan Stanley & Co. LLC	$75	April 2021	1,572	$11,319,972	$(106,110)	$(12,240)
Marathon Petroleum Corp.	Morgan Stanley & Co. LLC	$55	April 2021	152	813,048	(17,480)	1,704
Phillips 66	Morgan Stanley & Co. LLC	$85	April 2021	324	2,641,896	(38,880)	(3,009)
Valero Energy Corp.	Morgan Stanley & Co. LLC	$77	April 2021	384	2,749,440	(28,224)	12,562
Western Midstream Partners LP	Morgan Stanley & Co. LLC	$19	April 2021	1,092	2,030,028	(62,790)	(22,698)
Western Midstream Partners LP	Morgan Stanley & Co. LLC	$20	April 2021	1,092	2,030,028	(24,570)	18,252

					$21,584,412	$(278,054)	$(5,429)

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of March 31, 2021:

	Value	% of Total Investments
United States	$461,581,188	77.2%
Canada	127,471,899	21.2%
Israel	9,595,322	1.6%

	$598,648,409	100.0%

Schedule of Investments (See Note 3)(Unaudited)

Salient Tactical Plus Fund

March 31, 2021

	Shares	Value (See Note 2)
Exchange-Traded Funds- 54.2%
United States- 54.2%
SPDR S&P 500® ETF Trust	96,936	$38,418,645

Total Exchange-Traded Funds (Cost $34,389,538)		38,418,645

Money Market Fund- 45.3%
United States- 45.3%
Fidelity Government Portfolio - Institutional Class, 0.01%(a)	32,098,572	32,098,572

Total Money Market Fund (Cost $32,098,572)		32,098,572

Purchased Put Options- 0.1%
E-mini S&P® 500	210	51,975
E-mini S&P® 500	105	20,475

Total Purchased Put Options (Cost $328,178)		72,450

Total Investments- 99.6% (Cost $66,816,288)		$70,589,667
Other Assets and Liabilities- 0.4%(b)		269,827

Total Net Assets- 100.0%		$70,859,494

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	The rate shown is the 7-day effective as of March 31, 2021.
(b)	Includes cash which is being held as collateral for futures and options contracts.

Investment Abbreviations:

ETF - Exchange Traded Fund

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

Futures Contracts Purchased:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/(Depreciation)
E-mini S&P® 500	12	June 2021	$2,380,440	$(8,097)

			$2,380,440	$(8,097)

Salient Tactical Plus Fund invested in securities with exposure to the following countries as of March 31, 2021:

	Value	% of Total Investments
United States	$70,589,667	100.0%

	$70,589,667	100.0%

Salient MF Trust

Notes to Schedules of Investments (Unaudited)

March 31, 2021

1. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) PORTFOLIO VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has authorized Salient Advisor and SCA to each establish a valuation committee (the “Advisor Valuation Committee”), which includes representatives from each Fund’s investment advisor. The Advisor Valuation Committee’s function, subject to the oversight of the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by Salient Advisor, SCA, or ALPS Fund Services, Inc., the Funds’ independent administrator (the “Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board. The Fund’s valuation policies are discussed in further detail in Note 2.

Investments held by the Funds are valued as follows:

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board. As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Fair Value determinations will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Advisor Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Advisor Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also determine the fair value of securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.

DERIVATIVES—Exchange traded futures contracts are valued using quoted closing prices from the national exchange on which they are principally traded. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask price of the posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board.

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Advisor Valuation Committee, in consultation with the Administrator or the advisor, will determine, in good faith, the fair value of the RIC or other security. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains and losses on sales of securities are reported using the specific identification cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Additionally, income may be impacted by certain investments held by the fund. For MLP Energy Fund, the character of distributions made during the year from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes.

(d) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

(e) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. MLP Energy Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited-liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. MLP Energy Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) RESTRICTED SECURITIES

MLP Energy Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The restricted securities held at March 31, 2021 are identified below and are also presented in the Fund’s Schedule of Investments.

Salient MLP & Energy Infrastructure Fund

Security	% of Net Assets	Acquisition Date	Shares/ Principal Amount	Cost	Fair Value
Crestwood Equity Partners LP- Pipe	2.2%	03/25/2021	535,213	$11,774,686	$13,637,227

Total Restricted Securities	2.2%			$11,774,686	$13,637,227

(g) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Neither Fund held securities sold short as of March 31, 2021.

(h) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency.

The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Tactical Plus Fund invests in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts.

The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk in the Funds exchange-traded futures contracts is minimized because the counterparty in each trade is the exchange’s clearinghouse, which assures performance of the contract.

Options Writing/Purchasing: MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Tactical Plus Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

Swap Agreements: A Fund may enter into equity, interest rate, index, currency rate, and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Neither Fund invested in such swap agreements during the three months ended March 31, 2021, and neither Fund held swap agreements as of March 31, 2021.

(i) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

(j) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to Tactical Plus Fund, Salient Advisor has not made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Advisor meets the definition of a commodity pool operator with respect to this Fund, and it will be subject to regulation by the CFTC as a commodity pool.

2. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Funds’ investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2021:

Investments in Securities	Level 1	Level 2	Level 3	Total
MLP Energy Fund
Master Limited Partnerships(a)	$134,767,048	—	—	134,767,048
MLP Related Companies(a)	450,244,134	13,637,227	—	463,881,361

Total	$585,011,182	13,637,227	$—	$598,648,409

Tactical Plus Fund
Exchange Traded Funds(a)	$38,418,645	$—	$—	$38,418,645
Money Market Fund	32,098,572	—	—	32,098,572
Purchased Options	72,450	—	—	72,450

Total	$70,589,667	$—	$—	$70,589,667

Other Financial Instruments(b)	Level 1	Level 2	Level 3	Total
MLP Energy Fund
Assets
Written Options	$—	$32,518	$—	$32,518
Liabilities
Written Options	—	(37,947)	—	(37,947)

Total	$—	$(5,429)	$—	$(5,429)

Tactical Plus Fund
Liabilities
Futures Contracts	(8,097)	—	—	(8,097)

Total	$(8,097)	$—	$—	$(8,097)

(a)	For detailed descriptions of industry or country see the accompanying Schedules of Investments.
(b)	Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as futures contracts and written options.

For the three months ended March 31, 2021, no Funds had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

3. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

4. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the three months ended March 31, 2021, neither fund owned 5% or more of the outstanding voting shares of any securities.

5. PANDEMICS AND ASSOCIATED ECONOMIC DISRUPTION

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Funds ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Funds performance, the performance of the securities in which the Funds invests, lines of credit available to the Funds and may lead to losses on your investment in the Funds. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.